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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
GOLD BANC CORPORATION, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GOLD BANC CORPORATION, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held May 19, 2003

        The Annual Meeting of Stockholders of Gold Banc Corporation, Inc. (the 'Company') will be held in Cottonwood 3 Ballroom at the Sheraton Overland Park Hotel, 6100 College Blvd, Overland Park, Kansas on Monday, May 19, 2003, at 9:00 a.m. local time, for the following purpose:

  1.
  To elect three Class I Directors to serve for a term of three years.

  2.
  To transact such other business as may properly come before the meeting.

        The Board of Directors has fixed the close of business on March 20, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the meeting and any postponements and adjournments thereof.

        You are cordially invited to attend the meeting. However, whether or not you plan to be personally present at the meeting, please sign and date the enclosed proxy and promptly return it in the envelope provided. No postage is necessary if mailed in the United States. If you are a stockholder of record and attend the meeting, you may revoke your proxy by voting in person. We look forward to seeing you at the meeting.

                      By Order of the Board of Directors,

                      GOLD BANC CORPORATION, INC.

                      Rick Tremblay
                       Corporate Secretary

Leawood, Kansas
April 28, 2003

GOLD BANC CORPORATION, INC.
11301 Nall Avenue
Leawood, Kansas 66211

PROXY STATEMENT
for
Annual Meeting of Stockholders
to be held May 19, 2003

GENERAL INFORMATION

        This proxy statement is being furnished to the stockholders of Gold Banc Corporation, Inc., a Kansas corporation (the "Company"), in connection with the Annual Meeting of Stockholders to be held in Cottonwood 3 Ballroom at the Sheraton Overland Park, 6100 College Blvd, Overland Park, Kansas on Monday, May 19, 2003, at 9:00 a.m. local time. This proxy statement was first mailed on or about April 28, 2003 to all stockholders entitled to vote at the Annual Meeting.

        The Company's Board of Directors is soliciting proxies in order to provide every stockholder with an opportunity to vote on all matters scheduled to come before the Annual Meeting and to be able to transact business at the meeting. Whether or not you are able to attend the Annual Meeting, you are urged to sign, date and return the proxy in the enclosed envelope. Upon execution and return of the enclosed proxy, the shares represented by it will be voted by the persons designated therein as proxies in accordance with the stockholder's directions. A stockholder may vote on a matter by marking the appropriate box on the proxy or, if no box is marked for a specific matter, the shares will be voted as recommended by the Board of Directors on that matter.

        The enclosed proxy may be revoked at any time before it is voted by (a) so notifying the Corporate Secretary of the Company in writing, (b) executing a proxy with a later date and delivering such later proxy to the Corporate Secretary of the Company prior to the Annual Meeting or (c) attending the Annual Meeting and voting in person. Unless the proxy is revoked or is received in a form that renders it invalid, the shares represented by it will be voted in accordance with the instructions contained therein.

        Employees of the Company and its affiliates who participate in either the Gold Banc Corporation, Inc. Employees' Stock Ownership Plan and Trust or the Gold Banc Corporation, Inc. Employees' 401(k) Plan may vote shares of common stock of the Company credited to their account by instructing Gold Trust Company, St. Joseph, Missouri, the trustee of the plans. The enclosed proxy card will serve as the instruction card. The trustee of each plan will vote such shares in accordance with duly executed instructions received by May 16, 2003. The trustee at its discretion will vote shares credited to a participant's account for which no instructions are received. Each participant may revoke previously given voting instructions by filing with the trustee a written notice to that effect by May 16, 2003.

        For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. With respect to the election of directors, abstentions and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If no instructions are given on the accompanying proxy, the shares registered thereby will be voted for the nominees listed herein. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

        The Company will bear the cost of solicitation of proxies, which will be principally conducted by mail; however, certain officers of the Company may also solicit proxies by telephone, internet, facsimile or in person. Such cost may also include ordinary charges and expenses of brokerage firms and others for forwarding soliciting material to beneficial owners. The Company has retained the Altman Group to assist with soliciting proxies. The Altman Group will charge the Company $5,000.00, plus expenses, for its services.

        On March 20, 2003, the record date for determining stockholders entitled to vote at the Annual Meeting and any postponements and adjournments thereof, the Company had outstanding and entitled to vote approximately 39,451,182 shares of common stock, par value $1.00 per share (the "Common Stock"). Each outstanding share of Common Stock entitles the record holder to one vote.

CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

        The following table sets forth information as of March 20, 2003 concerning the shares of Common Stock beneficially owned by (a) each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, (b) each of the directors and nominees for election as a director of the Company, (c) each of the executive officers of the Company named in the Summary Compensation Table and (d) all directors, nominees and executive officers of the Company as a group. Unless otherwise indicated, the named beneficial owner has sole voting and investment power over the shares listed.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Malcolm M. Aslin(1)	51,759	*
Rick Tremblay(2)	31,824	*
Donald C. McNeill(3)	902,783	2.3%
William R. Hagman, Jr.(4)	750,107	1.9%
J. Gary Russ(5)	328,955	*
Allen D. Petersen(6)	278,656	*
William Randon(7)	200,632	*
D. Patrick Curran(8)	190,192	*
E. Miles Prentice, III(9)	74,000	*
Daniel P. Connealy	0	0
Former Executive Officers
Michael W. Gullion(10)	982,392	2.5%
John R. Price(11)	58,597	*
Richard C. Moone(12)	414	*
Directors, nominees and executive officers as a group (14 persons)(13)	4,250,863	10.8%

*
Less than 1%.
(1)
Includes: (a) 8,000 shares held jointly with Mr. Aslin's spouse, (b) 630 shares held by Mr. Aslin's spouse in an IRA, (c) 1,048 shares held in Mr. Aslin's name under the Company's Employees' Stock Ownership Plan, (d) 1,007 shares held in Mr. Aslin's name under the Company's 401(k) Plan and (e) 27,000 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(2)
Includes 7,000 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(3)
Includes: (a) 890,283 shares held by family limited partnership of which Mr. McNeill is president of the general partner, and (b) 12,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.

(4)
Includes: (a) shares owned by the following record owners that are subject to the terms of proxies granting Mr. Hagman the right to vote the shares: 130,982 shares owned by Dorothy F. Hagman, Trustee u/t/a 9/13/82; 1,000 shares owned by Phyllis Estrada, Trustee u/t/a 9/3/82; 176,474 shares owned by John R. Hagman, Trustee u/t/a 12/19/97; 72,825 shares owned by Susan G. Hagman, Trustee u/t/a 12/19/97; 13,000 shares owned by Hagman Associates, L.P., of which Mr. Hagman is Managing Partner; 2,360 shares owned by H&H Investment Partnership, of which Mr. Hagman is a partner; 100,001 shares owned by the Hagman Family Irrevocable Trust #1, of which Mr. Hagman is co-trustee; and 117,649 shares owned by the Hagman Family Irrevocable Trust #2, of which Mr. Hagman is co-trustee; (b) 118,316 shares owned by William R. Hagman, Jr., Trustee u/t/a 12/19/86; and (c) 17,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(5)
Includes: (a) 22,374 shares owned by J. Gary Russ, Christine Russ and Russ Citrus Groves as joint tenants, (b) 20,000 shares owned by J. Gary Russ and Cathryne Russ as joint tenants, (c) 826 shares owned by Mr. Russ's spouse, (c) 94,995 shares owned by Russ Citrus Groves, Ltd., and (d) 23,768 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(6)
Includes: (a) 193,656 shares owned by The Lifeboat Foundation, for which Mr. Petersen is one of three directors, and (b) 22,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(7)
Includes 7,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(8)
Includes: (a) 74,140 shares in irrevocable trusts for Mr. Curran's children, and (b) 12,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(9)
Includes: (a) 1,000 shares owned by Mr. Prentice's spouse and (b) 7,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options.
(10)
Includes as of February 1, 2003: (a) 1,422 shares owned by Mr. Gullion's wife, as custodian for their children under the Kansas Uniform Transfers to Minors Act; (b) 2,056 shares owned by Mr. Gullion's wife; (c) 711 shares owned by Mr. Gullion's daughter; (d) 203,000 shares that can be acquired within 60 days of February 1, 2003 pursuant to options, which options expire if not exercised by March 17, 2004; (e) 40,282 shares held in Mr. Gullion's name under the Company's Employees' Stock Ownership Plan and (f) 1,953 shares held in Mr. Gullion's name under the Company's 401(k) plan. Mr. Gullion was removed from his position as the Company's Chief Executive Officer, effective March 17, 2003. Mr. Gullion was a party to an agreement with Mr. Wallman pursuant to which Mr. Wallman had granted to Mr. Gullion an irrevocable proxy to vote all 354,916 shares of Common Stock owned or subsequently acquired by Mr. Wallman. The agreement granted to Mr. Gullion: (a) a 180-day first right of refusal in the event of receipt of a bona fide offer from a third party to purchase some or all of the shares of Common Stock held by Mr. Wallman or certain permitted transferees to whom Mr. Wallman may have transferred shares; and (b) in the event Mr. Wallman died, a 180-day option to purchase some or all of the shares of Common Stock held by Mr. Wallman or certain permitted transferees to whom Mr. Wallman may have transferred shares. This agreement terminated when Mr. Gullion was replaced as the Chief Executive Officer. Mr. Gullion is also a party to an agreement with Mr. Wright, Mr. Petersen and The Lifeboat Foundation pursuant to which Mr. Wright, Mr. Petersen and The Lifeboat Foundation had granted to Mr. Gullion an irrevocable proxy to vote all 652,976 shares of Common Stock owned or subsequently acquired by Mr. Wright, Mr. Petersen or The Lifeboat Foundation. When Mr. Gullion was replaced as the Company's Chief Executive Officer, the proxy automatically terminated. Under this agreement, Mr. Gullion has a 90-day first right of refusal in the event either Mr. Wright, Mr. Petersen or The Lifeboat Foundation receives a bona fide offer from a third party to purchase, or proposes to sell on the public market, some or all of the shares of Common Stock held by such individual or by certain permitted transferees to whom such individual may transfer shares. The agreement also grants to Mr. Wright and Mr. Petersen a 90-day first right of refusal in the event Mr. Gullion receives a bona fide offer from a third party to purchase, or proposes to sell on the public market, some or all of the shares of Common Stock held by Mr. Gullion or certain permitted transferees to whom Mr. Gullion may transfer shares. The agreement terminates in 2006.

(11)
Includes: (a) 3,900 shares owned by Mr. Price's children, (b) 13,640 shares held in a self-directed IRA, (c) 4,011 shares held in Mr. Price's name under the Company's Employees' Stock Ownership Plan and (d) 18,500 shares that can be acquired within 60 days of February 1, 2003 pursuant to options, which options expire if not exercised by April 15, 2004. Mr. Price resigned as the Company's Executive Vice President—Credit Administration effective April 15, 2003.
(12)
Includes 414 shares held in Mr. Moone's name under the Company's Employees' Stock Ownership Plan. Mr. Moone retired as Chief Operating Officer, CompuNet Engineering, Inc. effective as of January 3, 2003.
(13)
Includes shares that can be acquired within 60 days of February 1, 2003 pursuant to options and shares that are owned or can be acquired within 60 days of February 1, 2003 by former executive officers Mr. Gullion, Mr. Price and Mr. Moone.

COMPENSATION OF DIRECTORS AND EXECUTIVES

Compensation of Directors

        Non-employee directors of the Company in 2002 received annual retainers of up to $11,000, $1,500 per meeting attended, and $500 per telephonic meeting. In January 2002, non-employee directors received options to purchase 5,000 shares of the Company's common stock at an exercise price of $7.10 per share for serving on the Board of Directors. Options granted to directors vest and become fully exercisable on the first anniversary of the grant date. Accordingly, all the options granted by the company to the non-employee directors have vested as of February 1, 2003. As of the date of this proxy, the Company has granted options for 126,268 shares of Common Stock to non-employee directors. In addition, the Company reimburses directors for expenses incurred in connection with attendance at meetings of the Board of Directors and committees thereof. Employees of the Company receive no additional compensation for serving as a director.

Compensation Committee Report on Executive Compensation

        The Compensation Committee was composed of Allen D. Petersen, William F. Wright, and E. Miles Prentice, III for the 2002 fiscal year. Mr. Wright resigned on April 22, 2003 in order to assist the Company by creating a Board vacancy which could be filled by Mr. Connealy. Mr. Connealy was added to the Board and Audit Committee to satisfy a NASD rule requiring a third independent director be added to the Audit Committee and to satisfy a SEC rule encouraging audit committees to have at least one Audit Committee Financial Expert. The Compensation Committee meets periodically during the course of the year to consider compensation programs for executive officers and senior managers of the Company. Although the Company's former Chairman and Chief Executive Officer, Michael W. Gullion, attended meetings of the Compensation Committee, he did not participate in any deliberations or decision-making involving his own compensation.

Compensation Philosophy and Objectives

        The Company's compensation programs are designed to provide fair and reasonable compensation to all employees, including its executive officers and senior managers. The Committee's specific objectives are to: (i) provide annual compensation that takes into account the Company's performance relative to its financial goals and objectives; (ii) align the financial interests of the executive officers with those of stockholders by providing significant equity-based long-term incentives; and (iii) offer a total compensation program for executive officers based on the level of responsibility of the executive's position and necessary skills and experience relative to other senior management positions and comparative compensation of similarly positioned executives and senior managers of peer financial institutions.

Compensation Components and Process

        There are three major components of the Company's executive officer and senior manager compensation programs: (1) base salary, (2) annual incentive awards and (3) long-term incentives (stock options).

        The process utilized by the Committee in determining executive officer compensation levels for all of these components is based upon the Committee's judgment and takes into account objective qualitative and quantitative factors. However, the Committee emphasizes that in determining executive officer compensation levels, particular attention is placed on tying a significant portion of executive compensation to the success of the executive officer and the Company in meeting established financial and performance goals.

        For support in the compensation decision process, the Committee engaged an independent compensation consultant to provide assistance in developing guidelines for executive compensation and providing market data to determine relevant compensation practices of the Company's peer group of banks. The Company's peer group of banks, as developed by the independent compensation consultant, consists of national and regional bank holding companies that offer diversified financial services to its customers and are of comparable asset size. The committee takes into account the peer information when formulating its recommendations, but the Committee does not target total compensation or any component thereof to any particular point within, or outside, the range of the peer group results.

Long-term Incentive Awards

        The stock-based awards (typically, Incentive Stock Option Grants) are generally granted to executive officers on an annual basis by the Committee. The stock option awards cannot be issued with an exercise price below the market price of the Company's common stock price at the time of the award and the exercise price cannot be changed after the award is issued, except to accommodate any dividends, stock splits or conversions that would affect all stockholders.

        The Committee has historically granted stock options as a means of providing long-term incentives to employees. All options granted under the Company's 1996 Equity Compensation Plan, as amended (the "Plan"), "vest" incrementally over a five-year period based upon the optionee's continued employment by the Company. The Committee therefore bases its decision with regard to stock options granted to its executive officers primarily upon the total number of options available for grant and the officer's position.

Compensation of Chief Executive Officer

        Malcolm M. Aslin became the Chief Executive Officer on March 17, 2003. Mr. Aslin's base salary has been set by the Compensation Committee at $425,000. See "Employment Contracts."

Compensation of Former Chief Executive Officer

        Michael W. Gullion served as Chief Executive Officer during 2002 and during the first quarter of 2003 until his removal on March 17, 2003. Mr. Gullion's base salary for 2002 was set by the Committee at $500,000. His 2002 compensation also included $225,000 in payments earned under the Company's incentive award program. The Committee also granted options for 80,000 shares of common stock and 100,000 shares of common stock to Mr. Gullion in 2002 and 2003, respectively. None of these options had vested when Mr. Gullion's employment was terminated and, thus, have been forfeited.

Committee Members as of April 28, 2003

Donald C. McNeill
Allen D. Petersen
William R. Hagman

Compensation of Executives

        The table below sets forth information concerning the annual and long-term compensation paid to or earned by the Chief Executive Officer and the four most highly compensated executive officers of the Company who were serving as executive officers on December 31, 2002.

Summary Compensation Table

	Annual Compensation					Long Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus(1)		Securities Underlying Options	All Other Compensation
Malcolm M. Aslin(8) Chief Executive Officer, President and Chief Operating Officer	2002 2001 2000	$ $ $	300,000 251,231 225,000	$ $ $	100,000 50,000 100,000	50,000 25,000 25,000	$ $ $	17,536 13,875 5,082	(2) (2) (3)
Rick Tremblay(9) Executive Vice President, Chief Financial Officer and Corporate Secretary	2002 2001 2000	$ $ $	175,000 141,765 5,625	$ $	50,000 50,000 N/A	15,000 5,000 5,000	$ $	1,996 1,602 N/A	(4) (4)
Former Executive Officers
Michael W. Gullion(10) Former Chairman and Chief Executive Officer	2002 2001 2000	$ $ $	450,000 375,000 350,000	$ $ $	225,000 125,000 250,000	80,000 35,000 35,000	$ $ $	13,408 9,848 3,630	(6) (6) (7)
John R. Price(11) Former Executive Vice President— Credit Administration	2002 2001 2000	$ $ $	175,000 150,462 125,000	$ $ $	50,000 20,000 20,000	15,000 5,000 2,500	$ $ $	9,315 7,509 3,420	(6) (6) (5)
Richard C. Moone(12) Chief Operating Officer, CompuNet Engineering, Inc.	2002 2001 2000	$ $ $	110,000 129,843 55,000	$ $	60,000 19,843 N/A	N/A N/A N/A	$ $	4,478 6,694 N/A	(5) (5)

(1)
Represents amounts paid in fiscal year.

(2)
Includes contributions to the Company's Employees' Stock Ownership Plan during the year for the previous year, matching contributions under the Company's 401(k) Plan, supplemental disability insurance, imputed income for group term life insurance in excess of $50,000, and personal use of a Company owned automobile or an automobile allowance.

(3)
Includes imputed income for group term life insurance in excess of $50,000, matching contributions under the Company's 401(k) Plan, and personal use of a Company owned automobile or an automobile allowance.

(4)
Includes supplemental disability insurance and imputed income for group term life insurance in excess of $50,000.

(5)
Includes matching contributions under the Company's 401(k) Plan, and imputed income for group term life insurance in excess of $50,000.

(6)
Includes contributions to the Company's Employees' Stock Ownership Plan during the year for the previous year, matching contributions under the Company's 401(k) Plan, supplemental disability insurance, and imputed income for group term life insurance in excess of $50,000.

(7)
Includes imputed income for group term life insurance in excess of $50,000, and matching contributions under the Company's 401(k) Plan.

(8)
Mr. Aslin became the Company's Chief Executive Officer effective as of March 17, 2003.

(9)
Mr. Tremblay became an employee of the Company on December 18, 2000.

(10)
Mr. Gullion was replaced as the Company's Chairman and Chief Executive Officer effective as of March 17, 2003.

(11)
Mr. Price resigned as Executive Vice President—Credit Administration effective as of April 15, 2003.

(12)
Mr. Moone became an employee of the Company in July, 2000 and retired as Chief Operating Officer, CompuNet Engineering, Inc., effective as of January 3, 2003.

Options Granted and Options Exercised in the Last Fiscal Year

        The following tables set forth certain information concerning options granted during the fiscal year ended December 31, 2002 to the executive officers named in the Summary Compensation Table and the number and value of the unexercised options held by such persons on December 31, 2002:

Option Grants in Last Fiscal Year

					Potential Realized Value At Assumed Annual Rates of Stock Price Appreciation For Option Term
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Share)	Expiration Date
					5%	10%
Malcolm M. Aslin	50,000	9.76%	$10.06	4/24/2012	$316,344	$801,652
Rick Tremblay	15,000	2.93%	$7.06	1/25/2012	$66,600	$168,777
Former Executive Officers
Michael W. Gullion(1)	80,000	15.61%	$10.06	4/24/2012	$506,134	$1,282,644
John R. Price(2)	15,000	2.93%	$7.06	1/25/2012	$66,600	$168,777
Richard C. Moone(3)	0	N/A	N/A	N/A	N/A	N/A

(1)
Mr. Gullion was replaced as the Company's Chairman and Chief Executive Officer effective as of March 17, 2003.

(2)
Mr. Price resigned as Executive Vice President—Credit Administration effective as of April 15, 2003.

(3)
Mr. Moone retired as Chief Operating Officer, CompuNet Engineering, Inc., effective as of January 3, 2003.

Option Exercises in Last Fiscal Year
and Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End(1) Exercisable/ Unexercisable
Malcolm M. Aslin	0	0	14,000 / 88,500	$33,375 / $100,125
Rick Tremblay	0	0	2,500 / 22,500	$13,175 / $72,675
Former Executive Officers
Michael E. Gullion(2)	0	0	164,500 / 160,500	$373,625 / $140,175
John R. Price(3)	0	0	11,500 / 23,500	$28,690 / $57,585
Richard C. Moone(4)	0	0	0 / 0	0 / 0

(1)
These values were calculated based on the difference between the exercise price and an assumed common stock value of $9.92 per share, which was the closing price of the Common Stock on the Nasdaq National Market on December 31, 2002. The value of these unexercised options has decreased, based on a closing price of $8.70 per share of the Common Stock on the Nasdaq National Market on April 17, 2003.

(2)
Mr. Gullion was replaced as the Company's Chairman and Chief Executive Officer effective as of March 17, 2003.

(3)
Mr. Price resigned as Executive Vice President—Credit Administration effective as of April 15, 2003.

(4)
Mr. Moone retired as Chief Operating Officer, CompuNet Engineering, Inc., effective as of January 3, 2003.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table presents information as of December 31, 2002 relating to the Company's 1996 Equity Compensation Plan and the stock option plans that the Company succeeded to in the acquisition of American Bank, Bradenton, Florida. It includes (i) the number of securities to be issued upon the exercise of outstanding options, (ii) the weighted average exercise price of the outstanding options, and (iii) the number of securities remaining available for future issuance under the 1996 Equity Compensation Plan.

Equity Compensation Plan Information(1)

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(2)	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
Equity compensation plans approved by security holders	1,561,699	$8.23	939,801
Equity compensation plans not approved by security holders	—	—	—
Total	1,561,699	$8.23	939,801

(1)
The information included in this table includes outstanding options issued under the American Bancshares, Inc. and American Bank of Bradenton Incentive Stock Option Plan of 1996 (the "1996 Plan"), the American Bancshares, Inc. 1997 Nonqualified Share Option Plan for Non-Employee Directors (the "1997 Plan") and the American Bancshares, Inc. 1999 Stock Option and Equity Incentive Plan (the "1999 Plan"), each of which was assumed by the Company in connection with the acquisition of American Bank, Bradenton, Florida on March 20, 2000 and the Company's 1996 Equity Compensation Plan. The Company has not issued any additional options under any plan other than the Company's 1996 Equity Compensation Plan since March 20, 2000. As of December 31, 2002, the Company has issued 1,329,800 shares under the Company's 1996 Equity Compensation Plan. The number and weighted-average exercise price for the outstanding options issued under the 1996 Plan, the 1997 Plan and the 1999 Plan, as adjusted as part of the acquisition of American Bancshares, are 9,354 shares with a weighted-average exercise price of $5.07, 149,484 shares with a weighted-average exercise price of $6.81, and 73,061 shares with a weighted-average exercise price of $6.58, respectively. These options and corresponding exercise prices are incorporated in the table above. Excluding the options previously granted under the 1996 Plan, the 1997 Plan and the 1999 Plan, the aggregate number of securities to be issued upon the exercise of outstanding options, warrants and rights and the weighted-average exercise price of these options, warrants and rights, under the Company's 1996 Equity Compensation Plan, are 1,329,800 shares and $8.59, respectively.

(2)
As a result of the termination of Mr. Gullion on March 17, 2003 and the resignation of Mr. Price on April 15, 2003, unvested options to acquire a total of 222,222 and 16,500 shares of Common Stock were forfeited by Mr. Gullion and Mr. Price, respectively. Under the terms of the 1996 Equity Compensation Plan, these shares are now available for re-issuance.

ELECTION OF DIRECTORS

        The Board of Directors is divided into three classes, elected for terms of three years and until their successors are elected and qualified. Three Class I directors are to be elected at the Annual Meeting. The proxies named in the accompanying proxy intend to vote for the election of Malcolm M. Aslin, Daniel P. Connealy and D. Patrick Curran as Class I directors. In the event Messrs. Aslin, Connealy and Curran should become unavailable for election, which is not anticipated, the proxies will be voted for such substitute nominee as may be nominated by the Board of Directors. The Company's bylaws require all nominations for director to be submitted to the corporate secretary of the Company no later than 120 days prior to the day corresponding to the date on which the Company released its proxy statement in connection with the previous year's annual meeting of stockholders. No nominations were received by the Company. Accordingly, if a quorum is present all of the nominated directors will be elected directors of the Company.

        The following summaries set forth information about the nominees to the Board of Directors and those directors who are continuing in office for the respective periods and until their successors are elected and qualified.

Class I—Continuing Term Expiring 2006

        Malcolm M. Aslin, 55, was appointed to the Board of Directors on February 11, 1999. He has served as the Company's Chief Executive Officer since March 17, 2003 and has served as the Company's President and Chief Operating Officer since February 10, 1999. From October 1995 until February 10, 1999, Mr. Aslin served as (a) Chairman of the Board of Western National Bank and Unison Bancorporation, Inc. in Lenexa, Kansas and (b) Chairman and Managing Director of CompuNet Engineering, L.L.C., a Lenexa, Kansas computer service business the Company acquired in February 1999. From May 1994 until May 1995, Mr. Aslin served as President of Langley Optical Company, Inc., a wholesale optical laboratory located in Lenexa, Kansas. Prior to purchasing Langley Optical Company, Mr. Aslin spent more than 22 years in various positions with UMB Banks and United Missouri Financial Corporation, including President, Chief Operating Officer and Director of United Missouri Bancshares, Inc. and President and Director of UMB's Kansas City bank, United Missouri Bank of Kansas City, N.A.

        Daniel P. Connealy, 56, was appointed to the Board of Directors on April 22, 2003 to fill the vacancy left by William F. Wright who resigned as a member of the Board of Directors. In addition to his position as a Director, Mr. Connealy has been appointed as the Chairman of the Audit Committee. Mr. Connealy previously served as Vice President and Chief Financial Officer of Stilwell Financial Inc. Prior to joining Stilwell, he was a partner for 22 years with PricewaterhouseCoopers LLP, where he was employed for more than 32 years. While at PricewaterhouseCoopers, he specialized in service to asset managers and related fund companies.

        D. Patrick Curran, 58, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. Curran has been appointed as the Chairman of the Nominating and Corporate Governance Committee. Mr. Curran is a Chief Executive Officer-level executive with expertise in restructuring, leveraged buyouts, acquisitions, divestitures and international joint venture formation. For more than five years, Mr. Curran also served on the Board of Directors of First Business Bank, which was acquired by the Company in 2000.

        The Board of Directors recommends a vote "FOR" the election of Malcolm M. Aslin, Daniel P. Connealy and D. Patrick Curran.

Class III—Term Expiring in 2005

        William Randon, 46, was appointed to the Board of Directors on March 6, 2001, upon the retirement of William Wallman. In addition to his position as a Director, Mr. Randon serves as a member of the Nominating and Corporate Governance Committee. Mr. Randon is Co-CEO of B2B Solutions, LLC, a private equity fund focused on e-commerce companies. Formerly, Mr. Randon was Vice-Chairman of CountryBanc, which was acquired by the Company in 2000.

        William R. Hagman, Jr., 67, has served as a director of the Company since November 12, 1998. In addition to his position as a Director, Mr. Hagman serves as a member of the Compensation Committee and the Nominating and Corporate Governance Committee. From May 2000 to the present, Mr. Hagman has served as a director of Gold Bank-Florida. For more than five years, Mr. Hagman has been the President of Hagman Companies, Inc.

Class II—Term Expiring 2004

        Allen D. Petersen, 62, was appointed to the Board of Directors of the Company on July 31, 1997. Mr. Peterson also is Chairman of Draupnir, LLC, a private equity fund. In addition to his position as a Director, Mr. Peterson serves as a member of the Compensation Committee. Mr. Petersen was the Chairman and Chief Executive Officer of American Tool Companies until its sale in 2002.

        J. Gary Russ, 53, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. Russ serves as a member of the Audit Committee. Mr. Russ has served as non-executive Chairman of the Board of Gold Bank-Florida since 1995. For more than five years, Mr. Russ has been the Manager and General Partner of Citrus Groves, Ltd.

        Donald C. McNeill, 51, was appointed to the Board of Directors of the Company on April 26, 2000. In addition to his position as a Director, Mr. McNeill serves as the chairman of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Mr. McNeill served as Chairman and Chief Executive Officer of CountryBanc, which was acquired by the Company on March 2, 2000. For eighteen years, he served as President, director and principal stockholder of Banc West, Inc. He was also a director of Bank of the West, a wholly-owned subsidiary bank of Bank West, Inc. with total assets of approximately $72 million.

        E. Miles Prentice, III, 60, serves a member of the Board of Directors. In addition to his position as a Director, Mr. Prentice serves as a member of the Audit Committee and as a member of the Nominating and Corporate Governance Committee. Mr. Prentice is a partner in the law firm of Eaton & Van Winkle in New York, New York, where he practices international and domestic commercial and financial law with an emphasis upon representation of foreign and domestic corporations, banks and insurance companies in their U.S. and off-shore activities. Mr. Prentice is a director of National Life Insurance Company of Vermont, as well as a director of a number of U.S. subsidiaries of foreign corporations. Mr. Prentice is also a director of The Texas League of Professional Baseball clubs.

EXECUTIVE OFFICERS

        As of April 15, 2003, the Company's executive officers are as set forth below.

Name	Age	Principal Occupation and Five Year Employment History
Malcolm M. Aslin	55	Mr. Aslin was appointed to the Board of Directors on February 11, 1999. He has served as the Company's Chief Executive Officer since March 17, 2003 and has served as the Company's President and Chief Operating Officer since February 10, 1999. From October 1995 until February 10, 1999, Mr. Aslin served as (a) Chairman of the Board of Western National Bank and Unison Bancorporation, Inc. in Lenexa, Kansas and (b) Chairman and Managing Director of CompuNet Engineering, L.L.C., a Lenexa, Kansas computer service business the Company acquired in February 1999. From May 1994 until May 1995, Mr. Aslin served as President of Langley Optical Company, Inc., a wholesale optical laboratory located in Lenexa, Kansas. Prior to purchasing Langley Optical Company, Mr. Aslin spent more than 22 years in various positions with UMB Banks and United Missouri Financial Corporation, including President, Chief Operating Officer and Director of United Missouri Bancshares, Inc. and President and Director of UMB's Kansas City bank, United Missouri Bank of Kansas City, N.A.
Rick J. Tremblay	51
		Mr. Tremblay has served as the Company's Executive Vice President, Chief Financial Officer and Corporate Secretary since December 18, 2000. He was previously a Vice President and Controller at UMB Financial Corporation and UMB, N.A., Kansas City, Missouri for almost four years. Mr. Tremblay was also employed as Vice President and Controller for Simmons First National Corporation and Simmons First National Bank of Pine Bluff, Arkansas for 14 years.
Ted Lister, Jr.	41
		Mr. Lister has served as the Company's Senior Vice President—Human Resources since November 8, 2001. He was previously a human resources director for U.S. Bank, N.A., and its predecessors, from 1990 through 2001.

EMPLOYMENT CONTRACTS

        Mr. Malcolm M. Aslin.    Malcolm M. Aslin has entered into an employment agreement with the Company (the "Agreement"). The term of Mr. Aslin's Agreement is a rolling two year term (at all times the Agreement is deemed to have a two year term from any date that occurs within the term of the Agreement). The Agreement provides that Mr. Aslin will be the President and Chief Executive Officer of the Company and be a member of the Company's Board of Directors. Throughout the employment period, Mr. Aslin will receive $425,000 as base compensation, which base compensation may be modified from time to time by the Board of Directors of Company; provided, however in no event will the base compensation be less than $425,000. Mr. Aslin is also entitled to participate in the executive performance incentive program. The Agreement may be terminated by the Company or Mr. Aslin, without cause, by giving 30 days written notice to the other party. If the Agreement is terminated by the Company other than for "cause" (as defined in the Agreement), the Company will continue to pay the base compensation to Mr. Aslin for two years from the effective date of the termination of employment. If Mr. Aslin is terminated for "cause," or he voluntarily terminates the Agreement, then he will receive compensation through the effective date of termination of employment. If a Change in Control (as defined below) of the Company occurs and Mr. Aslin's employment with the Company terminates for any reason, the Company is obligated to pay Mr. Aslin two times his annual base compensation in effect as of the date the Change of Control is consummated. A Change in Control of the Company will be deemed to occur upon (a) a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, (b) the hostile replacement of at least the majority of the Board of Directors, (c) the approval by the Company's stockholders of a plan of liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company, or (d) a person acquiring 20% or more of the shares of Common Stock or voting power of the stock of the Company.

        Mr. Michael W. Gullion.    Michael W. Gullion was replaced as the Company's Chairman and Chief Executive Officer effective as of March 17, 2003. Mr. Gullion had entered into an employment agreement with the Company, pursuant to which Mr. Gullion served as the Chairman and Chief Executive Officer of the Company. The term of this agreement was a rolling three year term. This agreement entitled Mr. Gullion to serve as a member of the Board of Directors of the Company, to receive the base compensation established from time to time by the Board of Directors of the Company and to participate in the executive performance incentive program. Pursuant to the terms of Mr. Gullion's employment agreement, the agreement was terminated effective as of March 17, 2003 for "cause" and as of March 17, 2003, Mr. Gullion is no longer entitled to receive any further compensation or benefits under the agreement. As of March 17, 2003, Mr. Gullion's base compensation was $500,000.

        Mr. John R. Price.    In connection with John R. Price's resignation from the Company as its Executive Vice President—Credit Administration, the Company entered into a severance agreement with Mr. Price. Under this agreement, Mr. Price will receive approximately $83,333.00 an amount equal to five months of the base compensation he was receiving as of the date he resigned. Under the agreement, he will serve as a consultant for the Company until May 15, 2003.

COMMITTEES OF THE BOARD OF DIRECTORS

        The standing committees of the Board of Directors consisted of an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        Audit Committee.    Daniel P. Connealy, E. Miles Prentice, III and J. Gary Russ are members of the Company's Audit Committee. On April 22, 2003, the Board of Directors appointed Mr. Connealy to serve as the Chairman of the Audit Committee to fill the vacancy left by Mr. D. Patrick Curran, who resigned as a member of the Audit Committee on February 26, 2003. The Board of Directors has determined in its reasonable business judgement that Mr. Connealy is an audit committee financial expert. The Audit Committee is governed by the Amended and Restated Audit Committee Charter adopted by the Board of Directors. A copy of the Audit Committee Charter is included as Appendix A to this Proxy Statement. As set forth in the Audit Committee Charter, the Audit Committee is appointed by the Board of Directors to perform, among others, the following duties and responsibilities:

  •
  overseeing and reviewing the integrity of the Company's financial statements, financial reports and other financial information provided by the Company to any governmental body or the public;

  •
  overseeing and reviewing the integrity and adequacy of the Company's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board of Directors have established;

  •
  overseeing, handling and reviewing reports and complaints regarding the financial reporting, auditing, accounting and internal controls of the Company;

  •
  overseeing and reviewing any significant findings by bank regulatory agencies, together with management's responses, and monitoring corrective actions to such findings;

  •
  overseeing and reviewing the Company's compliance with legal and regulatory requirements, including internal controls designed for that purpose;

  •
  reviewing areas of potential significant financial risk to the Company and discussing guidelines and the process by which risk assessment and management is undertaken; and

  •
  overseeing and reviewing the independence, qualifications and performance of the Company's independent auditor.

Compensation Committee.    Donald C. McNeill, Allen D. Petersen and William R. Hagman are members of the Company's Compensation Committee. Mr. McNeill is serving as the Chairman of the Compensation Committee. The Compensation Committee is appointed by the Board of Directors to perform, among others, the following duties and responsibilities:

  •
  reviewing, approving and overseeing the procedures and substance of the Company's compensation policy;

  •
  with respect to compensation of the Company's Chief Executive Officer ("CEO"):

•
reviewing and approving, at least annually, the corporate goals and objectives relevant to CEO compensation;

•
evaluating the CEO's performance in light of those goals and objectives; and

•
setting the CEO's compensation level based on this evaluation;

•
in determining the long-term incentive component of CEO compensation, considering all relevant factors, including the Company's performance and relative stockholder return, the value of similar incentive awards to CEO's at comparable companies, and the awards given to the CEO in past years;

•
reviewing and recommending to the Board, or determine, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the other senior executives, including development of an appropriate balance between short-term pay and long-term incentives while focusing on long-term stockholder interests;

•
planning for executive development and succession;

•
making recommendations to the Board with respect to incentive-compensation plans and equity-based plans; and

•
recommending an appropriate method by which stockholder concerns about compensation may be communicated by stockholders to the Compensation Committee and, as the Compensation Committee deems appropriate, to respond to such stockholder concerns.

Nominating and Corporate Governance Committee.    D. Patrick Curran, Donald C. McNeill, William R. Hagman, William Randon and E. Miles Prentice, III are members of the Company's Nominating Committee. On March 25, 2003, the Nominating Committee was renamed the Nominating and Corporate Governance Committee and its responsibilities were expanded. Mr. Curran is serving as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is appointed by the Board of Directors to perform, among others, the following duties and responsibilities:

  •
  evaluating, in consultation with the Chairman of the Board and Chief Executive Officer, the current composition, size, role and functions of the Board and its committees to oversee successfully the business and affairs of the Company in a manner consistent with the Company's Corporate Governance Guidelines, and making recommendations to the Board for approval;

  •
  making recommendations to the Board concerning the appointment of directors to Board committees and the selection of Board committee chairs consistent with the Company's Corporate Governance Guidelines;

  •
  evaluating and review the Company's Corporate Governance Guidelines; and

  •
  annually evaluating the Nominating and Corporate Governance Committee's performance.

Stockholders may nominate persons to serve on the Board of Directors by following the procedures set forth in the Company's Amended and Restated Bylaws.

        During the 2002 fiscal year, the Board of Directors met four times in person and seven times by telephone. The Audit Committee met six times in 2002. The Compensation Committee met three times in person and one time by telephone in 2002. The Nominating and Corporate Governance Committee did not meet in 2002. During 2002, each of the directors attended at least seventy-five percent of the aggregate number of meetings of the Board of Directors and the committees on which they serve.

Audit Committee Report

        The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgement, has determined that all members of the Audit Committee are "independent" as required by applicable listing standards of Nasdaq. The Audit Committee operates pursuant to a Charter that was last amended and restated by the Board on March 25, 2003. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and written confirmations from management with respect to internal audit services provided by the auditors. The Audit Committee has considered whether internal audit and other non-audit services provided by the independent auditors to the Company is compatible with maintaining the auditors' independence and has discussed with the auditors their independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

        Based on the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

        The Board of Directors, upon recommendation of its Audit Committee, has determined to continue the services of KPMG LLP for the current fiscal year ending December 31, 2003. Such services will include the audit of the financial statements of the Company for the fiscal year ending on such date and other appropriate accounting services. A member of KPMG LLP will attend the annual meeting and will have the opportunity to make a statement if desired. Such member will also be available to respond to appropriate questions from the stockholders.

Audit and Non-Audit Fees

        The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company's annual financial statements for 2002, and fees billed for other services rendered by KPMG LLP.

Audit fees, excluding audit related(1)	$846,000
All other fees:
Audit related fees(2)	56,000
Tax(3)	330,000

          (1)  Audit fees consisted principally of the audits of the Company's 2002 consolidated financial statements and the 2001 and 2000 restated consolidated financial statements of the Company, review of the Company's quarterly filings and review of the Company's follow-on registration statement and issuance of a comfort letter related to such registration statement.

          (2)  Audit related fees consisted of the audits of the Company's employee benefit plans as well as accounting consultation on proposed transactions.

          (3)  Tax fees consists of fees related to the preparation and review of the Company's federal and state income tax returns and tax consulting services.

        There were no professional services rendered by KPMG LLP for information technology services relating to financial systems design and implementation during 2002.

Audit Committee Members(1)

William R. Hagman, Jr.
J. Gary Russ

(1)
Neither Mr. Connealy nor Mr. Prentice were members of the Audit Committee at the time the Audit Committee Report was prepared or at the time the Company filed its annual report on Form 10-K, as amended on Form 10-K/A, with the Securities and Exchange Commission. The Audit Committee conducted the procedures required by the report and recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10K/A for the year ended December 31, 2002 prior to Mr. Connealy joining the Board and Mr. Prentice joining the Audit Committee.

Compensation Committee Interlocks and Insider Participation

        During the fiscal year ended December 31, 2002, there were no interlocking relationships between any executive officers of the Company and any entity whose directors or executive officers serve on the Board's Compensation Committee, nor did any current or past officers of the Company serve on the Compensation Committee.

CERTAIN RELATED TRANSACTIONS

Loans to Executive Officers, Directors and Principal Stockholders

        Certain of the officers, directors and principal stockholders of the Company and its subsidiary banks, and members of their immediate families and businesses in which these individuals hold controlling interests, are customers of the Company's banks and it is anticipated such parties will continue to be customers of the banks in the future. Credit transactions with these parties are subject to review by each bank's Board of Directors.

        Except as discussed below, all outstanding loans and extensions of credit by the banks to these parties were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, did not and do not involve more than the normal risk of collectibility or present other features unfavorable to the banks. None of the loans to the directors and executive officers of the Company have been classified by regulatory authorities. The aggregate balance of loans and advances under existing lines of credit to these parties was $54.7 million and $41.1 million at December 31, 2002 and 2001, respectively.

        On October 9, 2002, William F. Wright, then a director of the Company, drew $625,000 on what he thought was a secured line of credit from Gold Bank-Kansas to purchase Common Stock in the Company's recent public offering. On September 19, 2002, Mr. Wright had established a custodial account with Gold Trust Company and instructed a third party custodian, in writing, to transfer marketable equity securities to his Gold Trust Company account to fully secure the line of credit. Unbeknownst to Mr. Wright and due to circumstances beyond his control, such marketable equity securities were not delivered by the third party custodian to his Gold Trust Company account until November 15, 2002 and November 18, 2002. When he drew on his Gold Bank-Kansas line of credit on October 9, 2002, Mr. Wright was not aware that his line of credit was actually unsecured at that time. On November 28, 2002, Mr. Wright repaid in full the draw and all accrued interest on his line of credit from Gold Bank-Kansas.

        In October 2002, E. Miles Prentice, III, a current director of the Company, drew $546,000 on a new line of credit from Gold Bank-Kansas to purchase Common Stock in the Company's recent public offering. Mr. Prentice's line of credit was unsecured. On April 10, 2003, Mr. Prentice pledged and delivered marketable equity securities (other than Common Stock) to fully secure his loan, which remains outstanding.

        Bank regulators have taken the position that these loans were subject to compliance by Gold Bank-Kansas with Section 23A of the Federal Reserve Act because the proceeds of the loans were indirectly transferred to the Company, an affiliate of Gold Bank-Kansas, through the purchase of newly issued Common Stock. These transactions complied with Section 23A as to the dollar limitations that Gold Bank-Kansas could loan to Mr. Wright and Mr. Prentice. However, because neither line of credit was fully secured at the time the advances were made, these loans did not meet the collateral requirements of Section 23A, which may be applicable to such transactions. The Company believes these alleged regulatory violations have been cured.

Misappropriation of Bank Funds by Mr. Gullion

        In late October 2002, the Company's Audit Committee received information from the Company's Chief Financial Officer and Internal Auditor that a circumvention of the internal controls of Gold Bank-Kansas, one of the Company's subsidiary banks, appeared to have occurred. Steven Rector, who was then serving as the cashier of Gold Bank-Kansas, credited the demand deposit account of Michael W. Gullion, who was then serving as the Chairman of the Board and Chief Executive Officer of the Company and as the Chairman of the Board, Chief Executive Officer and President of Gold

Bank-Kansas, in the amount of $565,915 before an incoming wire transfer of funds was received by Gold Bank-Kansas to offset that credit. Mr. Gullion used the amount credited to his personal account to purchase common stock in the Company's October 2002 public offering. An internal investigation conducted by the Audit Committee, with assistance from its independent legal counsel, discovered that two additional transactions in the aggregate amount of $225,000 had occurred in June and October of 2002 that also involved a credit to Mr. Gullion's demand deposit account before incoming wire transfers were received, which transfers appear to have been made at the direction of Mr. Gullion. Mr. Gullion has reimbursed Gold Bank-Kansas for these anticipatory credits, including interest at the prime rate of 4.5% from the dates of the original credits to his account.

        As a result of this investigation, the Company notified bank regulatory authorities of these suspicious transactions. The Federal Reserve Bank of Kansas City ("FRB-KC") and the Office of the Kansas State Bank Commissioner (the "Commissioner") reviewed these transactions as part of their regularly scheduled joint examination of Gold Bank-Kansas. During that examination, additional suspicious transactions were discovered which caused the Audit Committee and its independent counsel to expand the scope of the internal investigation.

        The expanded investigation revealed that in November 2000, Gold Bank-Kansas issued a cashier's check for $1.0 million to a broker-dealer account controlled by Mr. Gullion. Mr. Gullion subsequently received from that broker-dealer account three checks for $100,000, $400,000 and $500,000, respectively. It also revealed that in May 2001, a $900,000 check payable to Gold Bank-Kansas was deposited into Mr. Gullion's demand deposit account. These amounts were part of a real estate transaction in which a business acquaintance of Mr. Gullion purchased real estate for $2.4 million and immediately sold it to Gold Bank-Kansas for $4.4 million. This transaction was not presented to or approved by the Board of Directors of Gold Bank-Kansas or the Company. Mr. Gullion received $1.9 million of bank funds in the transaction. Mr. Gullion has not reimbursed Gold Bank-Kansas for these funds. As a result of these revelations, the Company has recorded a pre-tax expense of $1.0 million for 2000, which increased its previously reported 2000 loss per share from $(0.12) to $(0.14). The Company recorded an additional pre-tax expense of $900,000 for 2001, which reduced its previously reported 2001 earnings per share from $0.69 to $0.67. The Company also reduced its investments in real estate by $1.0 million in 2000 and $900,000 in 2001 to reflect the bank funds diverted to Mr. Gullion. The Company has restated its previously reported financial statements for such years.

        The expanded investigation also discovered improper credits to Mr. Gullion's personal bank account and improper expenses incurred for the personal benefit of Mr. Gullion and his family members, including purchases of automobiles for personal use. These funds were obtained through various means including the use of his Company credit card for personal use, improper reimbursement of personal expenses charged to his personal credit card, and improper recording of such payments in various expense accounts of Gold Bank-Kansas. The amount of these improper credits and expenses total approximately $600,000. Mr. Gullion has not reimbursed Gold Bank-Kansas for these improper expenses. Since these amounts have been previously expensed, these losses do not adversely affect the Company's previously reported results of operations. These expenses, however, have been reclassified by the Company as "Loss resulting from misapplication of bank funds" in the Company's consolidated financial statements for 2001 and 2000.

        The expanded investigation also revealed that Mr. Rector made an unauthorized transfer of $40,000 from Mr. Gullion's account to his own account.

        Gold Bank-Kansas maintains various types of insurance policies covering defalcations by officers and employees that may cover most or all of the losses, subject to applicable deductibles. The Company is examining whether to submit an insurance claim based on a determination as to whether the risk of increased premiums or difficulty in obtaining insurance coverage in the future would more than offset that benefit. Mr. Gullion has offered, through his attorney, to make restitution of all amounts appropriately due us and to secure that obligation with his assets in an appropriate amount. Because Gold Bank-Kansas has recognized these losses, if in the future Mr. Gullion makes such restitution or Gold Bank-Kansas receives insurance proceeds, Gold Bank-Kansas will record those payments as income in the period received.

        As a result of the aforementioned discoveries, the Boards of Directors of the Company and Gold Bank-Kansas terminated Mr. Gullion and Mr. Rector from all positions with the Company, Gold Bank-Kansas and the Company's other subsidiaries. They also obtained the resignation of Mr. Gullion from the Company's Board of Directors. The Company has taken significant additional actions to improve its internal controls, control environment, corporate governance and its standards for ethical and honest conduct by all of its employees, which are discussed in more detail in the Company's Form 10-K/A for 2002 under "Item 14—Controls and Procedures".

        In connection with the issuance of a March 14, 2003 press release announcing the replacement of Mr. Gullion with a new Chief Executive Officer due to improper conduct described more fully above, the Company filed a Current Report on Form 8-K on the same date, notified the SEC of these discoveries and pledged its full cooperation with any inquiry made by the SEC into these matters. The SEC subsequently initiated an informal investigation of these matters. The Company and its directors and officers are cooperating fully with that investigation. Nasdaq also has made an informal request for information concerning these matters and the Company is cooperating fully with that request.

COMMON STOCK PERFORMANCE

        The graph set forth below is based upon information provided by SNL Securities L.C. and compares the yearly percentage change in cumulative stockholder return of the Company's Common Stock since December 31, 1997 against the cumulative return of the NASDAQ Stock (U.S.), the SNL $1 Billion—$5 Billion Bank Asset-Size Index and the SNL All Bank and Thrift Index covering the same time period. The graph is based on $100 invested on December 31, 1997 in the Company's Common Stock, the NASDAQ Stock (U.S.), the SNL $1 Billion—$5 Billion Bank Asset-Size Index and the SNL All Bank and Thrift Index, each assuming dividend reinvestment. The historical stock price performance shown on this graph is not necessarily indicative of future performance.

Gold Banc Corporation, Inc.

	Period Ending
Index
	12/31/97	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02
Gold Banc Corporation, Inc.	$100.00	$122.36	$72.08	$38.06	$58.36	$82.16
NASDAQ - Total US*	100.00	140.99	261.48	157.42	124.89	86.33
SNL All Bank & Thrift Index	100.00	106.15	101.55	122.68	124.49	116.97
SNL $1B-$5B Bank Index	100.00	99.77	91.69	104.05	126.42	145.94
*	Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2003. Used with permission. All rights reserved. crsp.com.

SNL Financial LC                                                                                                                          (434) 977-1600
©    2003

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission and the Nasdaq Stock Market reports of ownership of the Company's securities and changes in reported ownership. Executive officers and directors and greater than ten percent stockholders are required by Securities and Exchange Commission rules to furnish the Company with copies of all Section 16(a) reports they file.

        Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended December 31, 2002 all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent beneficial owners were complied with in a timely manner, except for two Form 4s covering five transactions for Mr. Aslin, two Form 4s covering seven transactions for Mr. Petersen, two Form 4s covering three transactions for Mr. Prentice, two Form 4s covering two transactions for Mr. Tremblay, one Form 4 covering one transaction for Mr. Curran, one Form 4 covering one transaction for Mr. Hagman, one Form 4 covering one transaction for Mr. Randon and one Form 4 covering one transaction for Mr. Russ. In addition, all Section 16(a) filing requirements applicable to the Company's former executive officers, Mr. Gullion and Mr. Price, and former director, Mr. Wright, were complied with in a timely manner, except for two Form 4s covering seven transactions for Mr. Gullion, one Form 4 covering one transaction for Mr. Price and two Form 4s covering seven transactions for Mr. Wright.

OTHER BUSINESS

        As of the date of this proxy statement, management knows of no other matters to be presented at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

PROPOSALS OF SECURITY HOLDERS

        A stockholder proposal may be considered at the Company's 2004 Annual Meeting of Stockholders only if it meets the following requirements set forth in the Company's Amended and Restated Bylaws. First, the stockholder making the proposal must be a stockholder of record on the record date for such meeting, must continue to be a stockholder of record at the time of such meeting, and must be entitled to vote thereat. Second, the stockholder must deliver or cause to be delivered a written notice to the Company's Corporate Secretary. The Secretary of the Company must receive such written notice of proposals no later than 120 days prior to the day corresponding to the date on which the Company released this proxy statement (no later than December 30, 2003); provided, however, that if the date of the 2004 annual meeting is changed by more than 30 days from the date of the 2003 annual meeting, such written notice must be received by the Company's Corporate Secretary at a reasonable time prior to the time at which notice of such meeting is delivered to stockholders.

        The notice shall specify: (a) the name and address of the stockholder as they appear on the books of the Company; (b) the class and number of shares of the Company's stock that are beneficially owned by the stockholder; (c) any material interest of the stockholder in the proposed business described in the notice; (d) if such business is a nomination for director, each nomination sought to be made, together with the reasons for each nomination, a description of the qualifications and business or professional experience of each proposed nominee and a statement signed by each nominee indicating his or her willingness to serve if elected, and disclosing the information about him or her that is required by the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder to be disclosed in the proxy materials for the meeting involved if he or she were a nominee of the Company for election as one of its directors; (e) if such business is other than a nomination for director, the nature of the business, the reasons why it is sought to be raised and submitted for a vote of the stockholders and if and why it is deemed by the stockholder to be beneficial to the Company; and (f) if so requested by the Company, all other information that would be required to be filed with the Securities and Exchange Commission (the "SEC") if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

        Notwithstanding satisfaction of the above, the proposed business described in the notice may be deemed not properly before the meeting if, pursuant to state law or any rule or regulation of the SEC, it was offered as a stockholder proposal and was omitted, or had it been so offered, it would have been omitted, from the notice of, and proxy materials for the meeting (and any supplement thereto) authorized by the board of directors.

        In the event such notice is timely given and the business described therein not disqualified, such business may be presented by, and only by, the stockholder who shall have given the notice required or a representative of such stockholder who is qualified under the law of the State of Kansas to present the proposal on the stockholder's behalf at the meeting.

        For stockholder proposals to be considered for inclusion in the Company's proxy materials for the 2004 Annual Meeting of Stockholders, the Secretary of the Company must receive such proposals no later than 120 days prior to the day corresponding to the date on which the Company released this proxy statement (that is, no later than December 30, 2003).

        This proxy statement is accompanied by the Company's 2002 Annual Report, which includes the Company's 2002 annual report on Form 10-K/A.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      RICK TREMBLAY
                       Corporate Secretary

Appendix A

GOLD BANC CORPORATION, INC.
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
(Adopted March 25, 2003)

I.    PURPOSE AND ROLE

        The Audit Committee is appointed by the Board of Directors (the "Board") of Gold Banc Corporation, Inc. and its subsidiaries (collectively, "Gold") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

  •
  oversee and review the integrity of Gold's financial statements, financial reports and other financial information provided by Gold to any governmental body or the public;
  •
  oversee and review the integrity and adequacy of Gold's auditing, accounting and financial reporting processes and systems of internal controls for financial reporting and disclosure controls and procedures, regarding finance, accounting and reporting that management and the Board have established;
  •
  oversee and review Gold's compliance with legal and regulatory requirements, including internal controls designed for that purpose;
  •
  oversee, handle and review reports and complaints regarding the financial reporting, auditing, accounting and internal controls of Gold;
  •
  oversee and review any significant findings by bank regulatory agencies, together with management's responses, and monitor corrective actions to such findings;
  •
  oversee and review the independence, qualifications and performance of Gold's independent auditor and internal auditing department;
  •
  oversee and review the qualifications of the internal auditors and the performance of Gold's internal audit function;
  •
  provide an avenue of free, open and clear communication among the independent auditor, management, the internal auditing department and the Board;
  •
  review areas of potential significant financial risk to Gold and discuss guidelines and the process by which risk assessment and management is undertaken;
  •
  prepare the Audit Committee report required by the Securities and Exchange Commission ("SEC") rules to be included in Gold's annual proxy statement; and
  •
  report to the Board.

        The Audit Committee's responsibilities include performance of the duties required of an audit committee to the Board of Directors of any of Gold's subsidiaries (collectively, the "Subsidiary Board") to the extent permitted and in the manner required by applicable law and regulations.

        The term "independent auditor" means any accounting firm that has been engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for Gold. All "independent auditors" shall be "registered public accounting firms" after the Public Company Accounting Oversight Board has established registration procedures therefor.

        The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditor as well as anyone in the organization. The Audit Committee has the ability to retain, at Gold's expense, and without seeking Board approval, any outside legal, accounting, or other consultants or experts it deems necessary in the performance of its duties and to determine the funding therefor.

II.    COMPOSITION

        The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors. Each member of the Audit Committee shall be considered independent if (i) the Board affirmatively determines the member is not an "affiliated person" and has no relationship with Gold or any of its subsidiaries, which in the opinion of the Board would interfere with the exercise of independent judgment of a director (either directly or indirectly, such as being a partner, shareholder or officer of an organization that has a relationship with Gold or any of its subsidiaries), (ii) the member does not own or control 10% or more of Gold's common stock, and (iii) the member is independent of the management of Gold as the Federal Reserve Board may define such independence from time to time. Such relationships may include, among others, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships.

        An "affiliated person" is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, Gold or any of its subsidiaries. A director will be deemed to be an "affiliated person" if he or she is a director, executive officer, partner, member, principal or designee of an affiliate of Gold or any of its subsidiaries; provided, however, that a director that is also a director of a direct or indirect consolidated majority-owned subsidiary of Gold will not be considered an "affiliated person" if he or she otherwise meets the independence requirements of this Charter for both Gold and the subsidiary. A director will be deemed not to be in control of Gold or any of its subsidiaries for purposes of this Charter if the person: (i) is not the beneficial owner, directly or indirectly, of more than 10% of any class of equity securities of Gold or any of its subsidiaries and (ii) is not an executive officer of Gold or any of its subsidiaries. The term "control" (including the terms "controlling", "controlled by" and under "common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

        The following persons shall not be considered independent:

  •
  Current or Former Employees:    A director being employed by Gold or any parent or subsidiary of Gold or any other affiliate of Gold for the current year or any of the past five years.
  •
  Present Auditor:    A director being currently, or during the past five years, affiliated with or employed by the current independent auditor of Gold (or any of its affiliates).
  •
  Former Auditor:    A director being currently, or during the past five years, affiliated with or employed by any accounting firm that audited the financial statements of Gold (or any of its affiliates) during the past five years.
  •
  Business Relationships:    A director being a partner in, or a controlling shareholder or an executive officer of, any business organization to which Gold made, or from which Gold received, payments (other than those arising solely from investments in Gold's securities) that exceed five percent of the recipient's consolidated gross revenues for that year, or $200,000, whichever is greater, in the current fiscal year or any of the past three fiscal years.
  •
  Cross-Directorships:    Currently or during the past five years, a director being employed by another entity where any of Gold's executive officers concurrently serves, or served, on that entity's compensation committee.
  •
  Family Members:    A director (i) who is a relative by blood, marriage or adoption (which includes, without limitation, a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law) of an individual who would not be independent under any of the foregoing criteria, or (ii) who resides in the same residence as any individual who would not be independent under any of the foregoing criteria.
  •
  Director Compensation:    A director accepting, directly or indirectly, any consulting, advisory or other compensation from Gold or any of its affiliates during the current year or the three previous fiscal years (including any compensation paid to a firm in which the director is a partner, member, principal or occupies a similar position for any accounting, consulting, legal, investment banking, financial or other advisory services or any similar services even if the director is not the actual service provider of the services) other than compensation for service on the Board, or any Subsidiary Board or any committee of the Board or any Subsidiary Board.

        All members of the Audit Committee shall have a working knowledge of basic finance, accounting and auditing practices and shall be capable of reading and understanding fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least annually, if available, each member of the audit committee shall attend a seminar or a training class regarding improving and expanding such member's skills and ability as an audit committee member.

        At least one member of the Audit Committee shall be an "Audit Committee Financial Expert" through either (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions; (ii) experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (iii) other relevant experience. An "Audit Committee Financial Expert" is a person who possesses all of the following attributes: (i) an understanding of financial statements and generally accepted accounting principles; (ii) an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions. The determination as to whether a member of the Audit Committee is an "Audit Committee Financial Expert" shall be made by the Board.

        No member of the Audit Committee may simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and such determination is disclosed in Gold's annual proxy statement.

        Audit Committee members shall be appointed by the Board at the annual meeting of the Board. The members of the Audit Committee shall serve until their successors shall be duly appointed and qualified or their earlier resignation or removal. If a Chair is not designated by the full Board or is not present at a particular meeting, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership in attendance.

III.    MEETINGS

        The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall meet in separate executive sessions at least quarterly with management, the Director of Internal Audit, the independent auditor, and as a committee to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee, or at least its Chair, should communicate with financial management and the independent auditor quarterly either in person or telephonically to review Gold's financial statements and significant findings based upon the independent auditor's limited review procedures as provided in Section IV.A.2. below.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall perform the following:

  A.
  Review Procedures
  1.
  Review and reassess the adequacy of this Charter at least annually. Submit the Charter, which is approved by the Audit Committee, to the Board for ratification and have the Charter published at least every three years in accordance with SEC regulations.
  2.
  Review and discuss with management, the independent auditor and the Director of Internal Audit, Gold's annual audited financial statements prior to filing on Form 10-K or distribution. Discuss significant issues regarding accounting principles, practices and judgments, including Gold's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations".
  3.
  Review and discuss with management, the independent auditor and the Director of Internal Audit, Gold's quarterly financial results and/or Gold's quarterly financial statements prior to the earlier of the release of earnings or the filing of the Quarterly Report on Form 10-Q. Discuss Gold's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", any significant changes to Gold's accounting principles and any items required to be communicated by the independent auditor in accordance with SAS 61 (as may be modified or amended). The Financial Expert may represent the entire Audit Committee for purposes of this review.
  4.
  In consultation with management, the independent auditor and the Director of Internal Audit, consider the integrity of Gold's financial reporting processes and controls, including (i) internal controls and procedures for financial reporting, (ii) disclosure controls and procedures, and (iii) computerized information system controls and security. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review the significant reports to management prepared by the independent auditor and the Director of Internal Audit, together with management's responses, including the status of previous recommendations, and follow up to these reports.
  5.
  Discuss with management and the independent auditor the quality and adequacy of Gold's internal controls for financial reporting and internal auditing procedures, including any significant deficiencies in the design or operation of those controls which could adversely affect Gold's ability to record, process, summarize and report financial data and any fraud, whether or not material, that involves management or other employees who have a significant role in Gold's internal controls, and discuss with the independent auditor how Gold's financial systems and controls compare with industry practices.
  6.
  Discuss with management the type of information to be disclosed in any quarterly or year-end earnings press releases and earnings guidance provided to analysts and rating agencies and the type of presentation, if any, to be made in connection with the disclosure of such information, including the procedures to be followed to assure compliance with Regulation FD in connection with such disclosures and presentations.
  7.
  On at least an annual basis, discuss with management the guidelines and policies established by management to assess and manage Gold's exposure to risk, including a discussion of Gold's major financial risk exposures and the steps management has taken to monitor and control such exposures.
  8.
  Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of Gold's financial statements, Gold's compliance with legal or regulatory requirements, the performance and independence of Gold's independent auditor or the performance of Gold's internal audit department.

    9.
    Conduct an annual performance self-evaluation of the Audit Committee, including: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in Gold's selection or application of accounting principles, and major issues as to the adequacy of Gold's internal controls for financial reporting and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; (c) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on Gold's financial statements; and (d) earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee shall report its conclusions regarding this evaluation to the Board. The Committee's report should generally include an assessment of its compliance with this Charter, as well as identification of areas in which the Committee could improve its performance and the Charter could be improved.
  B.
  Independent Auditor
  1.
  The independent auditor is ultimately accountable to and shall report directly to the Audit Committee, as the representative of Gold's stockholders. The Audit Committee has the sole authority and direct responsibility to select, hire, evaluate and, where appropriate, replace the independent auditor or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement. The Audit Committee must also approve any non-audit relationship with the independent auditor, and all non-audit services provided by the independent auditor and determine whether such relationships and services are compatible with the auditor's independence. The Audit Committee shall annually review the independence, qualifications and performance of the auditors, including the review and evaluation of the lead partner of the independent auditor, and shall oversee the work of the independent auditor for the purpose of preparing or issuing an audit report on Gold's financial statements or related work or performing other audit, review or attest services for Gold. In making its evaluation, the Audit Committee shall taken into account the opinions of management and the Director of Internal Audit.
  2.
  The Audit Committee has the authority to, and shall, approve the fees and other compensation to be paid to the independent auditor and the funding therefor.
  3.
  Require the independent auditor to submit on a periodic basis (but at least annually) to the Audit Committee a formal written statement in accordance with Independence Standards Board ("ISB") Statement No. 1 (as may be modified or amended) and such other requirements as may be established by the Public Company Accounting Oversight Board delineating all relationships between them and Gold and to actively engage in a dialogue with the independent auditor with respect to any relationships or services disclosed in the statement that may impact the independent auditor objectivity and independence, and take appropriate action in response to the statement of the independent auditor to satisfy itself of the outside auditors' independence and objectivity.
  4.
  On an annual basis, obtain and review a report from the independent auditor describing: (i) the independent auditor's internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review or peer review of the independent auditor or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor and any steps taken to deal with any such issues.

    5.
    At least annually, consult with the independent auditor out of the presence of management about the adequacy, quality and integrity of the internal controls for financial reporting and the fair presentation and accuracy of Gold's financial statements.
    6.
    Resolve disagreements, if any, between management and the independent auditor regarding financial reporting.
    7.
    Review the independent auditor engagement letter and audit plan—discuss scope and general approach of the audit, staffing, locations and reliance upon management and the internal audit staff.
    8.
    Approve in advance any audit services (which may entail providing comfort letters in connection with securities underwritings) and non-audit services (including the fees and terms thereof) to be performed by the independent auditor; provided, however, that the following services cannot be provided even with Audit Committee approval, except to the extent permitted by SEC rule or the Public Company Accounting Oversight Board approves an exemption on a case by case basis: (A) bookkeeping or other services related to the accounting records or financial statements of Gold; (B) financial information systems design and implementation; (C) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (D) actuarial services; (E) internal audit outsourcing services; (F) management functions or human resources; (G) broker-dealer, investment adviser, or investment banking services; (H) legal services and expert services unrelated to the audit; and (I) any other service that the Public Accounting Oversight Board determines, by regulation is not permissible.
    9.
    The Audit Committee may pre-approve audit and non-audit services by either (a) designating one or more members of the Audit Committee to pre-approve any audit or non-audit services to be performed by the independent auditor; provided that such members present such pre-approved activity to the full Audit Committee at its next scheduled meeting or (b) establishing pre-approval policies and procedures; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies do not delegate the Audit Committee's responsibilities to management.
    10.
    Prior to releasing the year-end earnings, review and discuss the results of the audit with the independent auditor. Also review and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61, as amended by SAS 90, (as may be modified or amended), including, without limitation, the independent auditor's judgments about the quality, not just the acceptability, of Gold's accounting principles as applied in its financial reporting. Items to be reviewed and discussed include (communications may be written or oral):
    •
    the auditor's responsibility under Generally Accepted Auditing Standards ("GAAS");
    •
    critical or significant accounting policies and practices to be used;
    •
    methods used to account for significant unusual transactions;
    •
    effects of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
    •
    process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;
    •
    management judgments and accounting estimates;

      •
      how Gold's accounting policies compare with those in Gold's industry;
      •
      significant audit adjustments and any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (whether or not material);
      •
      the auditor's responsibility for other information in documents containing audited financial statements;
      •
      disagreements with management, including those over accounting principles, scope of audit, the basis for management's accounting estimates and disclosures;
      •
      the auditor's views about significant matters that were the subject of consultation with other accountants by management;
      •
      all alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor;
      •
      any communications between the audit team and the independent auditor' national office respecting auditing or accounting issues presented by the engagement;
      •
      any material written communications between the independent auditor and management, such as any "management" or "internal control" letter or schedule of unadjusted differences issued, or proposed to be issued, by the independent auditor to Gold;
      •
      major issues discussed with management prior to retention;
      •
      difficulties encountered in performing the audit, including any restrictions on the scope of the independent auditor's activities or on access to requested information; and
      •
      management's responses to any of the foregoing.
    11.
    Consider the independent auditor's judgments about the quality and appropriateness of Gold's accounting principles as applied in financial reporting:
    •
    discuss with management and the independent auditor the quality of the accounting principles and underlying estimates used in the preparation of Gold's financial statements;
    •
    discuss with the independent auditor the clarity and fair presentation of the financial disclosure practices used or proposed by Gold; and
    •
    inquire as to the independent auditor's view about whether management's choices of accounting principles appear reasonable from the perspective of income, assets and liability recognition, and whether those principles are common practices or are minority practices.
    12.
    The Audit Committee shall periodically discuss with the independent auditor whether all material correcting adjustments identified by the independent auditor in accordance with generally accepted accounting principles and rules of the SEC are reflected in Gold's financial statements.
    13.
    The Audit Committee shall review with management and the independent auditor any material financial or other arrangements of Gold which do not appear on Gold's financial statements and any transactions or courses of dealing with third parties that are significant in size or involve terms or other aspects that differ from those that would likely be negotiated with independent parties, and which arrangements or transactions are relevant to an understanding of Gold's financial statements.

    14.
    Assure that the independent auditor change the audit partners for the audit in accordance with the rules of the SEC and at least annually consider whether, in order to assure continuing auditor independence, Gold should change the independent auditor.
    15.
    Annually, present its conclusions with respect to the independent auditor to the Board.
  C.
  Internal Audit

          The internal audit function (currently being outsourced to Deloitte & Touche, hereinafter referred to as the "Internal Auditor") reports directly to the Audit Committee.

    1.
    Review with the Internal Auditor the budget, plan, and changes in plan, activities, organization structure, responsibilities, staffing, and qualifications of the personnel performing the internal audit function, as needed.
    2.
    Review the appointment, performance, and replacement of the Internal Auditor.
    3.
    Review the significant reports to management prepared by the Internal Auditor, together with management's response and follow-up to these reports.
    4.
    Review regularly the Suspicious Activity Reports filed with the Department of the Treasury's Financial Crimes Enforcement Network (FinCEN) and disclose to the Board any crimes or other misconduct which is the subject of such reports.
  D.
  Legal and Regulatory Compliance
  1.
  Cause to be maintained an appropriate regulatory compliance program covering Gold to aid compliance with the laws and regulations applicable to financial institutions.
  2.
  Cause to be maintained an appropriate loan review program for Gold's subsidiary banks. Review reports of the loan officer of any banking Subsidiary covering the scope and adequacy of the loan review program, compliance with applicable laws, regulations and bank policy, and the implementation of corrective actions (if necessary or appropriate).
  3.
  Review and discuss with management, the independent auditor and the Internal Auditor any significant findings reported by bank regulatory agencies, together with management's responses and monitor corrective actions to such findings.
  4.
  Meet with representatives of the applicable bank regulatory agencies that conduct examinations of any bank subsidiary, if necessary, to discuss matters relating to such examinations.
  5.
  On at least an annual basis, review with Gold's outside legal counsel (i) any legal matters that could have a significant impact on the organization's financial statements or reporting, (ii) disclosure controls and procedures and their interface with internal controls for financial reporting, (iii) disclosure policy and practices, (iv) Gold's compliance with applicable laws and regulations and internal controls designed to ensure such compliance, (v) the Code of Business Conduct and Ethics for Directors, Officers and Employees, and (vi) inquiries received from regulatory or governmental agencies.
  6.
  Consult with internal or external counsel if, in the opinion of the Audit Committee, any matter under consideration by the Audit Committee has the potential for any conflict between the interests of Gold Banc Corporation and any of its banking or non-banking subsidiaries in order to ensure that appropriate procedures are established for addressing any such potential conflict and for ensuring compliance with all applicable laws.

  E.
  Other Audit Committee Responsibilities
  1.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report is to be included in Gold's annual proxy statement. The report is to state whether the Audit Committee has:
  •
  reviewed and discussed the audited financial statements with management;
  •
  discussed with the independent auditor the matters required to be discussed by SAS 61, as amended by SAS 90; and
  •
  received certain disclosures from the auditors regarding their independence as required by the ISB No. 1 (as may be modified or supplemented) and has discussed with the independent auditor the independent auditor's independence.
  2.
  If, based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report filed with the SEC includes a statement to that effect in the annual report.
  3.
  Review the process for filing accurate and timely SEC and Call Reports.
  4.
  Maintain correct and complete minutes of its proceedings and the names and places of residence of its members and periodically report to the Board any significant matters covered in such proceedings.
  5.
  Establish, review and update periodically a Code of Business Conduct and Ethics for Directors, Officers and Employees, ensure that management has established a system to enforce this Code and approve any waivers thereof that the Audit Committee determines are appropriate.
  6.
  Review and approve related-party transactions on an ongoing basis.
  7.
  Adopt and implement a policy (A) to receive, handle and retain complaints regarding (i) accounting and auditing matters, (ii) internal controls for financial reporting, (iii) disclosure controls and procedures, and (iv) the Code of Business Conduct and Ethics for Directors, Officers and Employees and (B) to provide for the confidential, anonymous submissions by employees making such complaints. The Audit Committee shall have the ability to retain, at Gold's expense, and without seeking Board approval, independent legal counsel and other independent advisers as it determines necessary or appropriate to carry out any investigation with respect to any complaints made under such policy.
  8.
  Establish clear policies for hiring current employees or former employees of the independent auditor, including policies to ensure that any such hiring will not cause such accounting firm to no longer be considered independent.
  9.
  Perform any other activities consistent with this Charter, Gold's articles of incorporation and bylaws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.    Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Gold's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

GOLD BANC CORPORATION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Malcolm M. Aslin and Rick J. Tremblay and any one or more of them as a Proxy or Proxies, with the power to appoint their substitutes, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Gold Banc Corporation, Inc. the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 19, 2003, or any adjournment or postponements thereof. This proxy revokes all prior proxies given by the undersigned.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
USING THE ENCLOSED PREPAID ENVELOPE.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

GOLD BANC CORPORATION, INC.

May 19, 2003

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\/ Please detach and mail in the envelope provided. \/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS.			2.	In their discretion, the Proxy is authorized to vote upon such other business as may properly come before the
		NOMINEES:			meeting or any adjournments or postponements, and all
☐	FOR ALL NOMINEES	( )	Malcolm M. Aslin		matters incident to the conduct thereof.
☐ ☐	WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	( ) ( )	Daniel P. Connealy D. Patrick Curran
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each of the nominees for director listed or their substitute in the event that any of them become unavailable for election, and in favor of proposal number 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PREPAID ENVELOPE.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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GENERAL INFORMATION
CERTAIN BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK
COMPENSATION OF DIRECTORS AND EXECUTIVES
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EMPLOYMENT CONTRACTS
COMMITTEES OF THE BOARD OF DIRECTORS
COMMON STOCK PERFORMANCE
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
PROPOSALS OF SECURITY HOLDERS
Appendix A